                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 17, 2001

                         ------------------------------

                          RELIANT ENERGY, INCORPORATED
             (Exact name of registrant as specified in its charter)

            TEXAS                         1-3187               74-0694415
(State or other jurisdiction     (Commission File Number)     (IRS Employer
       of incorporation)                                    Identification No.)


             1111 LOUISIANA
             HOUSTON, TEXAS                                       77002
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

                         ------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibit is filed herewith:

         99.1 Press Release issued December 17, 2001 -- "Reliant Energy Shareholders Approve Major Step in Corporate Restructuring."


ITEM 9.  REGULATION FD DISCLOSURE.

         On December 17, 2001, the shareholders of Reliant Energy, Incorporated ("Reliant Energy") approved a major step in a corporate restructuring that will ultimately divide Reliant Energy into a regulated energy delivery company named CenterPoint Energy, Incorporated ("CenterPoint Energy") and a competitive energy services provider called Reliant Resources, Inc. ("Reliant Resources").

         At the special meeting of shareholders, Reliant Energy Chairman, President and CEO Steve Letbetter stated that although the dividend for CenterPoint Energy has not been established, CenterPoint Energy expects to maintain a dividend payout comparable to other regulated utilities. "That would suggest a payout somewhere greater than 50 percent of earnings per share. We continue to expect CenterPoint Energy's 2002 earnings to be in the range of $1.17 to $1.22 per share," he said. The actual dividend amount will be set by the Board of Directors of CenterPoint Energy. Reliant Resources does not pay a dividend.

         The timing of the formation of the new holding company and the Reliant Resources spin-off depends on several governmental approvals, including the IRS and the SEC. However Reliant Energy expects to complete both steps during the first quarter of 2002.

         The information in this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this report will not be incorporated by reference into any registration statement filed by Reliant Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Reliant Energy that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Reliant Energy or any of its affiliates.

         Some of the statements in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Reliant Energy believes that the expectations and the underlying assumptions reflected in its forward-looking statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements.

         The following are some of the factors that could cause actual results to differ materially from those expressed or implied in Reliant Energy's forward-looking statements:

         o state, federal and international legislative and regulatory developments, including deregulation, re-regulation and restructuring of the electric utility industry, and changes in, or application of environmental and other laws and regulations to which Reliant Energy is subject,

         o the timing of the implementation of Reliant Energy's business separation plan,

         o the effects of competition, including the extent and timing of the entry of additional competitors in Reliant Energy's markets,

         o industrial, commercial and residential growth in Reliant Energy's service territories,

         o Reliant Energy's pursuit of potential business strategies, including acquisitions or dispositions of assets or the development of additional power generation facilities,

         o state, federal and other rate regulations in the United States and in foreign countries in which Reliant Energy operates or into which it might expand its operations,

         o the timing and extent of changes in commodity prices and interest rates,

         o weather variations and other natural phenomena,

         o political, legal and economic conditions and developments in the United States and in foreign countries in which Reliant Energy operates or into which it might expand its operations, including the effects of fluctuations in foreign currency exchange rates,

         o financial market conditions and the results of Reliant Energy's financing efforts,

         o the performance of Reliant Energy's projects and the successes of its efforts to invest in and develop new opportunities, and

         o other factors Reliant Energy discuss in this and its other filings with the Securities and Exchange Commission.

     The words "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal" and other similar words are intended to identify Reliant Energy's forward-looking statements.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RELIANT ENERGY, INCORPORATED




Date: December 18, 2001                    By:  /s/ MARY P. RICCIARDELLO
                                                ------------------------
                                                Mary P. Ricciardello
                                                Senior Vice President and
                                                Chief Accounting Officer

                                 EXHIBIT INDEX


    99.1 Press Release issued December 17, 2001 -- "Reliant Energy Shareholders Approve Major Step in Corporate Restructuring."